SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)         October 3, 2002
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                              HELIX BIOMEDIX, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                       33-20897-D            91-2099117
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(State or Other Jurisdiction          (Commission           (IRS Employer
    of Incorporation)                 File Number)          Identification No.)



22122 20th Ave. S.E., #148, Bothell, WA                                98021
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code   (425) 402-8400
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Item 5.  Other Events and Regulation FD Disclosure

On October 3, 2002, Helix BioMedix, Inc. ("Helix") signed a research use license agreement with E.I. du Pont de Nemours and Company ("DuPont"). Under terms of the agreement, Helix granted a limited license of specified peptides to DuPont for use in certain internal research activities and to develop a process of manufacturing the specified peptides. Under terms of the agreement DuPont will continue to conduct research during the eighteen month term of the license to determine the feasibility of using the Helix peptides to develop a commercial product. Depending upon the outcome of the research, the companies agreed to negotiate in good faith to enter into a commercial license for use of the Helix peptides.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HELIX BIOMEDIX, INC.


Date:  October 8, 2002                             /s/  R. Stephen Beatty
                                                   -----------------------------
                                          Name:    R. Stephen Beatty
                                          Title:   President and
                                                   Chief Executive Officer

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